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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                              EXOTECH, INCORPORATED


DATE OF REPORT: AUGUST 26, 2002             COMMISSION FILE NO. 0-4076


STATE OR JURISDICTION OF
  INCORPORATION OR ORGANIZATION:              DELAWARE

IRS IDENTIFICATION NO:                        54-0700888

ADDRESS OF PRINCIPAL OFFICE:                  8502 DAKOTA DRIVE
                                              GAITHERSBURG, MD 20877

REGISTRANT'S TELEPHONE NUMBER:                301-948-3060

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     PREVIOUS INDEPENDENT ACCOUNTANTS.

(i) ON AUGUST 23, 2002, EXOTECH, INCORPORATED ACCEPTED THE RESIGNATION OF LINTON, SHAFER & COMPANY, P.A. AS ITS INDEPENDENT ACCOUNTANTS.

(ii) THE REPORTS OF LINTON, SHAFER & COMPANY, P.A. ON THE FINANCIAL STATEMENTS FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION, BUT WERE MODIFIED AS TO GOING CONCERN UNCERTAINTY.

(iii) THE REGISTRANT'S BOARD OF DIRECTORS PARTICIPATED IN AND APPROVED THE DECISION TO CHANGE INDEPENDENT ACCOUNTANTS.

(iv) IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH AUGUST 23, 2002, THERE HAVE BEEN NO DISAGREEMENTS WITH LINTON, SHAFER & COMPANY, P.A. ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF LINTON, SHAFER & COMPANY, P.A. WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS.


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(v)     DURING THE TWO MOST RECENT FISCAL YEARS AND THROUGH AUGUST 23, 2002,
        THERE HAVE BEEN NO REPORTABLE EVENTS (AS DEFINED IN REGULATION S-K
        ITEM 304(a)(1)(v)).

(vi) THE REGISTRANTS HAS REQUESTED THAT LINTON, SHAFER & COMPANY, P.A. FURNISH IT WITH A LETTER ADDRESSED TO THE SEC STATING WHETHER OR NOT IT AGREES WITH THE ABOVE STATEMENTS. A COPY OF SUCH LETTER, DATED AUGUST 23, 2002, IS FILED AS EXHIBIT 16 TO THE FORM 8-K

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)     LETTER FROM LINTON, SHAFER & COMPANY, P.A. DATED AUGUST 26, 2002.


SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

EXOTECH, INCORPORATED
REGISTRANT

DATE: AUGUST 26, 2002




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THEODORE J. PARRECO, SECRETARY